Disposal group held for sale	6 Months Ended
Jun. 30, 2025
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Disposal group held for sale	7 Disposal group held for sale
Mineração Serra Grande mine (MSG)
On 2 June 2025, AngloGold Ashanti announced that it had agreed to sell Mineração Serra Grande S.A., which owns the Company’s Serra Grande mine (“MSG”) in the state of Goiás, Brazil, to Aura Minerals Inc. and had signed the share purchase agreement and the deferred consideration agreement. Accordingly, MSG is presented as a disposal group held for sale, with the sale expected to be completed within 12 months, once the conditions precedent have been satisfied.
As at 30 June 2025, the disposal group comprises net assets of $137m, detailed as follows:

As at
June
2025
US Dollar millions	Unaudited

Tangible assets	151
Right-of-use assets	11
Cash and cash equivalents	20
Trade receivables	20
Inventories	18
Assets held for sale	220

Lease liabilities	(8)
Trade and other payables	(41)
Environmental rehabilitation and other provisions	(34)
Liabilities held for sale	(83)
The disposal group was recorded at its fair value less costs to sell, which resulted in a reversal of impairment of $74m. This is a level 3 fair value measurement where fair value was derived using a closing cash payment of $76m and discounted real deferred consideration payments using a real discount rate of 7%.
MSG forms part of the Americas segment and is not an operating segment on its own.
G2 Goldfields Inc.
On 8 July 2025, AngloGold Ashanti fully divested its 14.91% interest in G2 Goldfields Inc. pursuant to a market sale over the Toronto Stock
Exchange for cash proceeds of C$98.9 million (less broker fees). The sale was considered highly probable and met the criteria to be classified as held for sale at 30 June 2025. Accordingly, the investment in G2 Goldfields Inc. of $75m, was presented as an asset held for sale.